UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report :  November 1, 2011

CTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Registrants' Telephone Number, Including Area Code:                       (574) 523-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2011, CTS Corporation (the “Company”) announced that Donna L. Belusar, a named executive officer of the Company, will be resigning from her position of Senior Vice President, Human Resources & Information Technology, effective November 30, 2011.

Ms. Belusar will be eligible to receive a pro-rated incentive award under the CTS Management Incentive Plan (“MIP”) for the 2011 MIP plan year if, in accordance with the terms of the MIP, she is otherwise entitled to receive an award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  CTS CORPORATION

                 /s/ Anastacia S. Knapper

        By:    Anastacia S. Knapper
          Vice President - General Counsel

Date:  November 1, 2011